UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                January 16, 2001


                        MICROCHIP TECHNOLOGY INCORPORATED
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                        0-21184               86-062904
-------------------------------    ---------------------      -------------
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
        incorporation)                                    Identification Number)

           2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
           ----------------------------------------------------------
                    (Address of principal executive offices)


                                 (480) 792-7200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On January 16, 2001, Microchip Technology Incorporated ("Microchip") completed its acquisition of TelCom Semiconductor, Inc ("TelCom"). Under the terms of the acquisition agreement, each share of TelCom common stock was exchanged for 0.53 of a share of Microchip common stock. Microchip issued approximately 9.8 million shares of Microchip common stock and assumed all stock options held by TelCom employees. The acquisition was structured as a tax-free reorganization and is being accounted as a pooling of interests. Prior to the acquisition, no material relationship existed between TelCom and Microchip or any of its affiliates, any director or officer of Microchip, or any associate of any such director or officer.

     TelCom designs, develops and markets a diversified portfolio of high performance analog and mixed-signal integrated circuits for a wide variety of applications in the wireless communications, networking, computer and industrial markets.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     The financial statements of TelCom have been previously reported by TelCom in TelCom's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and TelCom's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000. These financial statements were incorporated by reference in Microchip's Registration Statement on Form S-4 filed with the Securities and Exchange Commission ("SEC") on December 6, 2000 (File No. 333-50324) and have been omitted from this Form 8-K pursuant to General Instruction B.3 of Form 8-K.

     (b) PRO FORMA FINANCIAL INFORMATION.

     The pro forma financial information of Microchip and TelCom was previously reported in Microchip's Registration Statement on Form S-4 filed with the SEC on December 6, 2000 (File No. 333-50324) and has been omitted from this Form 8-K pursuant to General Instruction B.3 of Form 8-K.

     (c) EXHIBITS.

Exhibit
Number                                Description
------                                -----------
  2.1 Agreement and Plan of Reorganization dated as of October 26, 2000, by and among Microchip Technology Incorporated, Matchbox Acquisition Corp. and TelCom Semiconductor, Inc. (the "Merger Agreement"). This
          exhibit is incorporated by reference to Exhibit A filed with Microchip's Registration Statement on Form S-4 (File No. 333-50324). The disclosure schedules of Microchip and TelCom, each delivered pursuant to the Merger Agreement, have been omitted in accordance with
          Item 601(b)(2) of Regulation S-K. Microchip agrees to supplementally furnish copies of such items to the SEC upon request.

  2.2 Certificate of Merger merging Matchbox Acquisition Corp. with and into TelCom Semiconductor, Inc.

  99.1 Press release of Microchip Technology Incorporated dated January 16, 2001, regarding the completion of the acquisition of TelCom Semiconductor, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Microchip Technology Incorporated



Dated: January 17, 2001                 By: /s/ Gordon W. Parnell
                                            ------------------------------------
                                            Gordon W. Parnell
                                            Vice President, Chief Financial
                                            Officer (Principal Accounting and
                                            Financial Officer)